Exhibit 10.6

MONETARY                                                   Phone: (212) 323-8106
ADVANCEMENT                                                  Fax: (212) 943-2300
INTERNATIONAL, INC.                                         Telex: 283814 SBILUB

                          BUSINESS CONSULTING AGREEMENT
                          -----------------------------

         AGREEMENT, MADE THIS 1ST DAY OF NOVEMBER, 1995 BY AND BETWEEN BLACK WARRIOR WIRELINE CORP., "BWWC", HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 3745 HIGHWAY 45 NORTH, COLUMBUS, MISSISSIPPI 39701 ATTN: WILLIAM JENKINS, PRESIDENT HEREINAFTER THE "COMPANY" AND MONETARY ADVANCEMENT INTERNATIONAL, INC., HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 67 WALL ST., STE. 2411, NEW YORK, NEW YORK 10005, HEREINAFTER THE "CONSULTANT."

         WHEREAS, THE COMPANY DESIRES TO OBTAIN CONSULTANTS SALES,MARKETING, MANAGEMENT AND FINANCIAL CONSULTING SERVICES IN CONNECTION WITH THE COMPANY'S BUSINESS AFFAIRS, AND CONSULTANT IS WILLING TO UNDERTAKE TO PROVIDE SUCH SERVICES AS HEREINAFTER FULLY SET FORTH.

                                   WITNESSETH
                                   ----------

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS

         i. ASSIST IN THE PREPARATION AND DISTRIBUTION OF PRESS RELEASES WHENEVER APPROPRIATE TO BE MADE AVAILABLE TO THE PRESS IN GENERAL, CUSTOMERS, SUPPLIERS, SELECT NASD BROKER/DEALERS, FINANCIAL ANALYSTS AND INSTITUTIONS, AND THE COMPANY'S SHAREHOLDERS FOR A PERIOD OF SIC (6) MONTHS, WITH AN OPTION FOR RENEWAL.

         ii. ASSIST IN EQUITY RAISING TRANSACTIONS THROUGH THE PRIVATE PLACEMENT OF THE COMPANY'S COMMON STOCK AND THE RESTRUCTURING OF THE COMPANY'S CURRENT DEBT AND BALANCE SHEET.

         iii. IT IS AGREED THAT THE CONSULTANTS SERVICES WILL NOT INCLUDE ANY SERVICES THAT CONSTITUTE THE RENDERING OF LEGAL OPINIONS OR PERFORMANCE OF WORK THAT IS IN THE ORDINARY PURVIEW OF A CERTIFIED PUBLIC ACCOUNTANT OR ANY WORK THAT IS IN THE ORDINARY PURVIEW OF AN NASD REGISTERED BROKER/DEALER.

         iv. COMPENSATION; THE COMPANY AGREES TO PAY THE CONSULTANT 200,000 SHARES OF FREELY TRADED SHARES OF COMMON STOCK OF THE COMPANY WITH 40,000 SHARES DUE AT THE TIME OF EXECUTION OF THIS AGREEMENT AND THE BALANCE DUE DURING THE TERM OF THIS AGREEMENT AS NEEDED BY "MAI."

         v. LIABILITY OF CONSULTANT: THE PARTIES FURTHER ACKNOWLEDGE THAT CONSULTANT UNDERTAKES NO RESPONSIBILITY FOR THE ACCURACY OF ANY STATEMENTS TO BE MADE BY THE COMPANY CONTAINED IN PRESS RELEASES OR OTHER STATEMENTS TO BE MADE BY THE COMPANY CONTAINED IN PRESS RELEASES OR OTHER

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COMMUNICATION,  INCLUDING,  BUT NOT LIMITED TO,  FILINGS WITH THE SECURITIES AND
EXCHANGE COMMISSION AND THE NATIONAL ASSOCIATION OF SECURITIES DEALERS.

         vi. STATUS OF CONSULTANT SHALL BE DEEMED AN INDEPENDENT CONTRACTOR AND, EXCEPT AS EXPRESSLY PROVIDED OR AUTHORIZED IN THIS AGREEMENT, SHALL HAVE NO AUTHORITY TO ACT OR REPRESENT THE COMPANY.

         vii.  MISCELLANEOUS:
         (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (B) IN THE EVENT THIS AGREEMENT OR PERFORMANCE HEREUNDER CONTRAVENE PUBLIC POLICY OR CONSTITUTE A MATERIAL VIOLATION OF ANY LAW OR REGULATION OF ANY FEDERAL OR STATE GOVERNMENT AGENCY, OR EITHER PARTY BECOMES INSOLVENT, OR IS ADJUDICATED BANKRUPT OR SEEKS THE PROTECTION OF ANY PROVISION OF THE NATIONAL BANKRUPTCY ACT, OR EITHER PARTY IS ENJOINED, OR CONSENTS TO ANY ORDER RELATING TO ANY VIOLATION OF ANY STATE OR FEDERAL SECURITIES LAW, THEN THIS AGREEMENT SHALL BE TERMINATED, AND NULL AND VOID UPON SUCH TERMINATION; NEITHER PARTY SHALL BE OBLIGATED HEREUNDER AND NEITHER PARTY SHALL HAVE ANY FURTHER LIABILITY TO THE OTHER.

         (C) ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE RULES AND UNDER THE AUSPICES OF THE AMERICAN ARBITRATION ASSOCIATION; AND ANY ARBITRATION SHALL BE CONDUCTED IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK.

AGREED AND ACCEPTED THIS 1ST DAY OF NOVEMBER, 1995.

         BLACK WARRIOR WIRELINE CORP.


BY:      /s/ William Jenkins
   -------------------------------------
         WILLIAM JENKINS, PRESIDENT



MONETARY ADVANCEMENT INTERNATIONAL, INC.


BY:      /s/ Raymond Burghard
   --------------------------------------
         RAYMOND BURGHARD, PRESIDENT

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